UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                          Washington, D. C. 20549 - 1004

                                    FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT
                                    OF 1934

DATE OF REPORT (Date of earliest event reported)   September 27, 1999
                                                   -----------------
                        COMMISSION FILE NUMBER  0-2413
                                                ------
                          MacDermid, Incorporated
                          -----------------------
             (Exact name of registrant as specified in its charter)

          Connecticut                             06-0435750
          -----------                             ----------
(State or other jurisdiction of              (I.R.S. Employer
 incorporation or organization)              Identification No.)

245 Freight Street, Waterbury, Connecticut            06702
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(Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code  (203) 575-5700
                                                    --------------
                               None
               ---------------------------------
Former name, former address and former fiscal year, if changed since last report.








Indicate by check mark whether the registrant (1) has filed all reports required to be filed by section 13 or 15(d) of the Securities and Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
                                                    Yes   X     No
                                                        -------    ------.

ITEM 5:  Other Events



     MacDermid, Incorporated previously announced on February 18,
1999 that it entered into a definitive merger agreement to acquire PTI , Inc. The merger was closed on December 29, 1999. The transaction had received Federal Trade Commission approval on December 22, 1999. Refer to the Press Release dated December 29, 1999 attached as Exhibit 99 to this filing.



SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


 MacDermid, Incorporated
  (Registrant)





Date:  January 3, 2000                            / s / John L. Cordani

                                                        John L. Cordani
                                                        Corporate Secretary